UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 10, 2007

RUBY TUESDAY, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue

Maryville, Tennessee 37801

(Address of Principal Executive Offices)

(865) 379-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On October 10, 2007, Ruby Tuesday, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 4, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its regularly scheduled meeting on October 10, 2007, the Company’s Board of Directors approved a revision to the bylaws of the Company. The revised bylaws as adopted are attached hereto as Exhibit 99.b. The revision was necessitated by recent rule changes of the New York Stock Exchange (“NYSE”) and Securities and Exchange Commission published in August 2006. The amended rules require companies that trade on the NYSE and other national securities exchanges to offer the Depositary Trust and Clearing Corporation's Direct Registration System which enables investors to register ownership of their shares electronically with either the issuing company or its transfer agents.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION
99.1	Press Release dated October 10, 2007 (this press release is being furnished pursuant to Item 2.02 of Form 8-K).
99.b	Bylaws, as amended of Ruby Tuesday, Inc. dated as in effect October 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc.

(Registrant)

By: /s/ Marguerite N. Duffy

Marguerite N. Duffy

Senior Vice President and

Chief Financial Officer

Date: October 12, 2007